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                                                                    Exhibit 15.2

[KPMG Letterhead]


To the Board of Directors and Shareholders of Petroleo Brasileiro S.A.-PETROBRAS ("Petrobras")

December 15, 2006

We acknowledge our awareness of the incorporation by reference in the Registration Statements on Form F-4 and in its accompanying prospectus supplement of Petrobras, of our report dated November 17, 2006 relating to the unaudited condensed consolidated interim financial statements of Petrobras for the nine months ended September 30, 2006, included in its Form 6-K furnished to the SEC on November 28, 2006.

Pursuant to Rule 436 under the Securities Act of 1933 (the "Act"), such report is not considered part of a registration statement prepared or certified by an independent registered public accounting firm, or a report prepared or certified by an independent registered public accounting firm within the meaning of Sections 7 and 11 of the Act.


Rio de Janeiro, RJ - Brazil


/s/ Manuel Fernandes Rodrigues de Sousa
---------------------------------------
KPMG Auditores Independentes
Manuel Fernandes Rodrigues de Sousa
Partner

--------------------------------------------------------------------------------

[KPMG Letterhead]


To the Board of Directors and Stockholders of Petrobras International Finance Company ("PIFCo")

December 15, 2006

We acknowledge our awareness of the incorporation by reference in the Registration Statements on Form F-4 and in its accompanying prospectus supplement of PIFCo, of our report dated November 14, 2006 relating to the unaudited condensed consolidated interim financial statements of PIFCo for the nine months ended September 30, 2006, included in its Form 6-K furnished to the SEC on November 29, 2006.

Pursuant to Rule 436 under the Securities Act of 1933 (the "Act"), such report is not considered part of a registration statement prepared or certified by an independent registered public accounting firm, or a report prepared or certified by an independent registered public accounting firm within the meaning of Sections 7 and 11 of the Act.


Rio de Janeiro, RJ - Brazil


/s/ Manuel Fernandes Rodrigues de Sousa
---------------------------------------
KPMG Auditores Independentes
Manuel Fernandes Rodrigues de Sousa
Partner